UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      May 9, 2006
                                                  ------------------------------

                                SBT Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

          000-51832                               20-4343972
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  (Commission File Number)             (IRS Employer Identification No.)


       760 Hopmeadow Street, P.O. Box 248, Simsbury, CT               06070
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (860) 408-5493
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On May 9, 2006, SBT Bancorp, Inc. announced the declaration of a cash dividend of $0.42 per share of common stock. The dividend will be payable on June 16, 2006 to shareholders of record on May 26, 2006.

On May 11, 2006, SBT Bancorp, Inc. issued a press release entitled "The Simsbury Bank Announces Dividend Increase" a copy of which is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(d)   Exhibits
      --------

         99.1     Press Release of SBT Bancorp, Inc. dated May 11, 2006.











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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SBT BANCORP, INC.



                                   By: /s/ Martin J. Geitz

                                      ------------------------------------------
                                      Name:     Martin J. Geitz
                                      Title:    President and Chief Executive
                                                Officer


Dated: May 11, 2006








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



                                  Exhibit Index


         Exhibit No.    Description
         -----------    -----------

         99.1           Press Release of SBT Bancorp, Inc. dated May 11, 2006.














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